SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Check the appropriate box:

[X] Preliminary Proxy Statement     [ ] Confidential, for Use of Commission Only
[ ] Definitive Additional Materials     [as permitted by Rule 14a-6(e) (2)]
[ ] Definitive Proxy Statement
[ ] Soliciting Materal Under Rule 14a-12

                                IDEX MUTUAL FUNDS
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                (Name of Registrant as Specified in Its Charter)


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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

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         filing fee is calculated and state how it was determined):

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

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

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL-FREE) 1-888-233-4339

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                DECEMBER 15, 2000

To the shareholders of IDEX Pilgrim Baxter Mid Cap Growth and IDEX Pilgrim Baxter Technology funds of IDEX Mutual Funds:

Notice is hereby given that a special meeting of the shareholders of the IDEX Pilgrim Baxter Mid Cap Growth and IDEX Pilgrim Baxter Technology funds (each a "Fund," collectively, the "Funds") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 15th day of December 2000 at 10:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

     1. To approve a new Sub-Advisory Agreement between Idex Management, Inc. ("IMI") and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") with respect to the Funds;

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on September 12, 2000 as the record date for the determination of shareholders of the Funds that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of either Fund at the close of business on September 12, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you mail your vote by proxy ballot and then decide to attend the meeting, you may change your vote in person at the meeting. The proposal set forth above has been unanimously approved by the Board with respect to each Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" the proposal.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                   By Order of the Board of Trustees,


                                   John K. Carter, Secretary
                                   IDEX Mutual Funds
                                   St. Petersburg, Florida


September 25, 2000

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each proposal presented above.

IDEX WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO IDEX BY CALLING (888) 233-4339 OR BY WRITING TO IDEX AT P.O. BOX 9015, CLEARWATER, FL 33758-9015.

SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DELAY OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

                    PROXY STATEMENT DATED SEPTEMBER 25, 2000

                                IDEX MUTUAL FUNDS

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-888-233-4339

This is a proxy statement for the IDEX Pilgrim Baxter Mid Cap Growth fund and the IDEX Pilgrim Baxter Technology fund (each a "Fund," collectively, the "Funds") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of the Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on December 15, 2000 at 10:00 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716.

The primary purpose of the Meeting is: (1) to permit the shareholders of the Fund to consider a proposed Sub-Advisory Agreement between Idex Management, Inc. ("IMI") and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") with respect to the Funds ("Proposed Sub-Advisory Agreement") to take effect upon the later to occur of December 15, 2000 or obtaining shareholder approval.

                                  INTRODUCTION

Currently, IMI acts as investment adviser to the Funds pursuant to investment advisory agreements dated March 1, 1999, on behalf of IDEX Pilgrim Baxter Mid Cap Growth, and dated March 1, 2000, on behalf of IDEX Pilgrim Baxter Technology (the "Current Advisory Agreements"). Under the Current Advisory Agreements, IMI is responsible for providing investment management and supervision services to each Fund. With respect to each Fund, IMI has in turn entered into Sub-Advisory Agreements with Pilgrim Baxter dated March 1, 1999, on behalf of IDEX Pilgrim Baxter Mid Cap Growth, and March 1, 2000, on behalf of IDEX Pilgrim Baxter Technology (the "Current Sub-Advisory Agreements").

THE ACQUISITION. On June 16, 2000, United Asset Management Corporation ("UAM"), the parent corporation of Pilgrim Baxter, entered into an Agreement and Plan of Merger for Old Mutual plc to acquire UAM through a tender offer and merger (the "Acquisition"). The Acquisition is subject to a number of conditions, including (but not limited to): (i) a tender by holders of a majority of UAM's outstanding shares; (ii) the absence of any legal restraint or prohibition preventing the Acquisition; and (iii) the expiration of any waiting period required by antitrust laws. The Acquisition is expected to close prior to the end of 2000, although there is no assurance the acquisition will be consumated.

The Acquisition could be deemed to result in a "change of control" of Pilgrim Baxter and, therefore, an "assignment," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Current Sub-Advisory Agreements between IMI and Pilgrim Baxter with respect to each Fund. As required by the 1940 Act, each Current Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. Shareholders of the Funds are NOT being asked to approve the Acquisition; rather, they are being asked to continue the existing sub-advisory relationships for the Funds under a new sub-advisory contract. Therefore, in connection with the Acquisition, the IDEX Board of Trustees is proposing that shareholders of each Fund VOTE FOR the Proposed Sub-Advisory Agreement. THE PROPOSED SUB-ADVISORY AGREEMENT AS IT RELATES TO EACH FUND IS SUBSTANTIALLY IDENTICAL TO THE CORRESPONDING CURRENT SUB-ADVISORY AGREEMENTS.

The following factors should be considered by shareholders in determining whether to approve the Proposed Sub-Advisory Agreement:

o The Proposed Sub-Advisory Agreement was unanimously approved by the Board of Trustees.

o There will be no change in the investment objectives or policies of the Funds.

o With respect to each Fund, there will be no increase in the fees payable to the Sub-Adviser as a result of the approval and implementation of the Proposed Sub-Advisory Agreement.

o No significant changes are contemplated in the personnel of the Sub-Adviser who are responsible for managing the investments of the Funds.

                               VOTING INFORMATION

Shareholders of record of the Funds who own shares of beneficial interest at the close of business on September 12, 2000 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Proposed Sub-Advisory Agreement. With respect to the proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to the Funds, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted towards establishing a quorum. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The person named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST any proposal for the Funds against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

As of the Record Date, each Fund had the following outstanding shares of beneficial interest:

         IDEX Pilgrim Baxter Mid Cap Growth          Shares
         IDEX Pilgrim Baxter Technology              Shares

The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about September 25, 2000, but proxies may also be solicited by telephone and/or in person by representatives of IDEX and regular employees of Idex Investor Services, Inc., the transfer agent of IDEX or its affiliate(s), certain broker-dealers (who may be specifically compensated for such services), and representatives of any independent proxy solicitation service retained for the Meeting. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Funds.

As the date of the Meeting approaches, certain shareholders of the Funds may receive a call from a representative of IDEX if IDEX has not yet received their votes. Authorization to permit the IDEX representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

If a telephonic proxy is solicited by a representative of IDEX, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative of IDEX, then the IDEX representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the IDEX representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The IDEX representative will record the shareholder's instructions on the card. Within 72 hours, IDEX, or its representative independent firm, will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

               PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

IMI, on behalf of each Fund, has entered into the Current Sub-Advisory Agreements with Pilgrim Baxter pursuant to which Pilgrim Baxter provides investment management services with respect to assets of each Fund.

In anticipation of the Acquisition, and in order for Pilgrim Baxter to continue to serve as the sub-adviser to each Fund after the closing of the Acquisition, the Proposed Sub-Advisory Agreement must be approved as it relates to each Fund
(i) by a majority of the Trustees of IDEX who are not parties to the Proposed Sub-Advisory Agreement or interested persons of any such party or interested persons of IDEX as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") and (ii) by the holders of a majority of the outstanding voting securities (as defined by Section 2(a)(42) of the 1940 Act ("voting securities") of each Fund.

Prior to and at a meeting on September 11, 2000, the Board, including a majority of Disinterested Trustees, reviewed and, at the Board meeting, unanimously approved the terms of the Proposed Sub-Advisory Agreement, which appears as Exhibit A to this Proxy Statement.

The shareholders of each Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and Pilgrim Baxter with respect to each Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) December 15, 2000. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of each Current Sub-Advisory Agreement, except the date of effectiveness will be the later to occur of (a) obtaining shareholder approval or (b) December 15, 2000; the initial term of the agreement terminates on April 30, 2002; and the Proposed Sub-Advisory Agreement relates to both Funds. The Proposed Sub-Advisory Agreement appears as Exhibit A to this Proxy Statement.

Compensation earned by Pilgrim Baxter under an Interim Sub-Advisory Agreement is held in an interest-bearing escrow account pending shareholder approval of the Proposed Sub-Advisory Agreement for a period of up to 150 days from the termination of the Current Sub-Advisory Agreements. If shareholders approve the Proposed Sub-Advisory Agreement, the amount held in the escrow account, plus interest, will be paid to Pilgrim Baxter. If shareholders do not approve the Proposed Sub-Advisory Agreement, Pilgrim Baxter will be paid the lesser of the costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned. The form of Proposed Sub-Advisory Agreement is attached to this proxy statement as Exhibit A. THE PROPOSED SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO EACH FUND'S CURRENT SUB-ADVISORY AGREEMENT. IN ADDITION, EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

INFORMATION CONCERNING IMI. IMI, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Funds since each Fund's inception.

IMI's directors and principal officers, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

------------------------------------------------------------ ---------------------------------------------------------
NAME AND POSITION WITH IMI                                   PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
John R. Kenney                                               Trustee/Chairman of IDEX Mutual Funds; Director/
Director                                                     Chairman of WRL Series Fund, Inc.; Director of ISI
                                                             Insurance Agency, Inc.; Chairman & Chief Executive
                                                             Officer of Western Reserve Life Assurance Co. of Ohio;
                                                             Senior Vice President of AEGON USA, Inc.; Director,
                                                             Chairman and Co-CEO of Great Companies, L.L.C.
------------------------------------------------------------ ---------------------------------------------------------
Jerome C. Vahl                                               President, Western Reserve Life Assurance Co. of Ohio;
Director                                                     Executive Vice President of IDEX Mutual Funds
                                                             and WRL Series Fund; Director of Idex Investor Services,
                                                             Inc.; Vice President, AEGON USA, Cedar Rapids, Iowa.
------------------------------------------------------------ ---------------------------------------------------------
Thomas R. Moriarty                                           Executive Vice President, Treasurer and Principal
Director, President and CEO                                  Financial Officer of IDEX Mutual Funds; President,
                                                             Chief Executive Officer and Director of
                                                             InterSecurities, Inc. (ISI); Senior Vice President of
                                                             ISI Insurance Agency, Inc.; President and CEO of Idex
                                                             Investor Services, Inc.; Senior Vice President of Western
                                                             Reserve Life Assurance Co. of Ohio; and President and
                                                             CEO of AEGON Asset Management Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------
John K. Carter, Esq.                                         Vice President, Counsel and Secretary of IDEX Mutual
Vice President, Counsel, Compliance Officer and              Funds and WRL Series Fund, Inc.; Vice President,
Assistant Secretary                                          Counsel & Assistant Secretary of Idex Investor
                                                             Services, Inc.; Vice President, Counsel, Compliance
                                                             Officer and Assistant Secretary of WRL Investment
                                                             Management, Inc.; Vice President, Counsel and Assistant
                                                             Secretary of WRL Investment Services, Inc.; Vice
                                                             President, Counsel and Assistant Secretary of AEGON
                                                             Asset Management Services, Inc.; and Vice President and
                                                             Counsel of Western Reserve Life Assurance Co. of Ohio.
------------------------------------------------------------ ---------------------------------------------------------
Christopher G. Roetzer                                       Vice President, Assistant Treasurer and Principal
Assistant Vice President                                     Accounting Officer of IDEX Mutual Funds; Vice
                                                             President of Idex  Investor Services, Inc.; Assistant
                                                             Vice President of ISI Insurance Agency, Inc.
------------------------------------------------------------ ---------------------------------------------------------
William G. Cummings                                          Vice  President and Treasurer of ISI; Assistant Vice
Treasurer                                                    President and Treasurer of Idex Investor Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
William H. Geiger                                            Secretary of ISI, AEGON Asset Management Services,
Secretary                                                    Inc., Idex Investor Services, Inc., WRL Investment
                                                             Management, Inc. and WRL Investment Services, Inc.;
                                                             Senior Vice President, Secretary, Corporate Counsel,
                                                             Group Vice President - Compliance of AEGON USA; and
                                                             Assistant  Secretary of IDEX Mutual Funds and WRL Series
                                                             Fund, Inc.
------------------------------------------------------------ ---------------------------------------------------------

All officers as set forth above, except Mr. Cummings serve as officers or trustees of IDEX. No officer or trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.

INFORMATION CONCERNING PILGRIM BAXTER. Pilgrim Baxter & Associates, Ltd., the current sub-adviser to the Funds, is located at 825 Duportail Road, Wayne, Pennsylvania 19087-5593.

None of the officers or Trustees of IMI of IDEX is an officer, employee, director, or shareholder of Pilgrim Baxter.

Pilgrim Baxter's investment managers provide investment management and related services to other mutual funds and individual, corporate and retirement accounts. The following are registered investment company funds advised by Pilgrim Baxter with an investment objective similar to that of the Funds; the table identifies and sets forth the size of such fund as of August 31, along with the management fee expressed as a percentage of average daily net assets for the fund. Pilgrim Baxter receives the fees in exchange for providing investment advisory services.

IDEX PILGRIM BAXTER MID CAP GROWTH:

------------------------------------------  --------------------------------  ----------------------------------------
  NAME OF PILGRIM BAXTER ADVISED FUND WITH  NET ASSETS AS OF AUGUST 31, 2000         ANNUAL MANAGEMENT FEE RATE
       SIMILAR INVESTMENT OBJECTIVE
-----------------------------------------   --------------------------------  ----------------------------------------
WRL Pilgrim Baxter Mid Cap Growth               $                             0.90% of the first $100 million of the
                                                                              portfolio's averate daily net assets and
                                                                              0.80% of assets over $100 million.
-------------------------------------       -------------------------         ----------------------------------------
PBHG Growth II                                  $566.4                        0.85%
-------------------------------------       -------------------------         ----------------------------------------

IDEX PILGRIM BAXTER TECHNOLOGY:

-----------------------------------------   ------------------------------   --------------------------
    NAME OF PILGRIM BAXTER FUND WITH        NET ASSETS AS OF JUNE 30, 2000   ANNUAL MANAGEMENT FEE RATE
     SIMILAR INVESTMENT OBJECTIVE
------------------------------------------  ------------------------------   --------------------------
PBHG Technology & Communications Fund                  $3834.2                          0.85%
------------------------------------------  ------------------------------   --------------------------
PBHG Technology & Communications Portfolio             $2604.8                          0.85%
------------------------------------------  ------------------------------   --------------------------

The following table sets forth certain information concerning the principal executive officer and directors of Pilgrim Baxter:

                                  PRINCIPAL OCCUPATION/POSITION WITH
NAME                                        PILGRIM BAXTER
---------------------------------------------------------------------------
Harold J. Baxter             Director, Chairman and Chief Executive Officer

Gary L. Pilgrim                 Chief Investment Officer and Director

CURRENT SUB-ADVISORY AGREEMENTS. Under each Fund's Current Advisory Agreement, and subject to review and supervision by IMI and the IDEX Board, Pilgrim Baxter is responsible for the actual management of each Fund and for making decisions to buy, sell or hold any particular security, and Pilgrim Baxter places orders to buy or sell securities on behalf of each Fund. Pilgrim Baxter bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of each Fund. Pilgrim Baxter is also responsible for selecting the broker-dealers who execute each Fund's portfolio transactions.

For its services, Pilgrim Baxter receives the following compensation:

         IDEX Pilgrim Baxter Mid Cap Growth - 0.50% of the first $100 M of the fund's average daily net assets and 0.40% of assets in excess of $100 M (from first dollar)

         IDEX Pilgrim Baxter Technology - 0.55% of first $500 M of the fund's average daily net assets and 0.50% of assets in excess of $500 M

For the IDEX fiscal year ended October 31, 1999, IDEX Pilgrim Baxter Mid Cap Growth received compensation in the amount of $___________ . IDEX Pilgrim Baxter Technology had not commenced operations as of that date.

EVALUATION BY THE BOARD. Prior to and at the meeting of the Board on September 11, 2000, the Trustees of the Fund, including the Disinterested Trustees, reviewed information regarding the Acquisition and the Proposed Sub-Advisory Agreement as it relates to each Fund. The Board also discussed the Acquisition, and its possible effects on each Fund.

In evaluating the Proposed Sub-Advisory Agreement as it relates to each Fund, the Board took into account that each Fund's Current Sub-Advisory Agreement, including the terms relating to the services provided thereunder by Pilgrim Baxter and the expenses payable by each Fund, is substantially identical to the Proposed Sub-Advisory Agreement, except for the effective date and the initial term. The Board gave greatest weight to ensuring continuity of management of each Fund. In light of the capabilities, resources, and personnel of Pilgrim Baxter, the Board concluded that such continuity was in the best interests of shareholders. After consideration of all factors and information that the Board deemed relevant, the Board, including Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the agreement to shareholders of each Fund.

VOTE REQUIRED. As provided under the 1940 Act, approval of the Proposed Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding share of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

In the event that the Proposed Sub-Advisory Agreement is not approved by the shareholders of each Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                          YOU VOTE "FOR" PROPOSAL NO. 1

--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

ANNUAL REPORTS

IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

ADDITIONAL INFORMATION

The Fund's investment adviser, Idex Management, Inc., its transfer agent, Idex Investor Services, Inc., and its principal underwriter/distributor, InterSecurities, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matter set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

                                     By Order of the Board of Trustees,



                                     John K. Carter, Esq., Secretary
                                     IDEX Mutual Funds
                                     St. Petersburg, Florida


Exhibit A - Proposed Sub-Advisory Agreement

                                    EXHIBIT A
                                IDEX MUTUAL FUNDS
                             SUB-ADVISORY AGREEMENT

         This Agreement is entered into as of _________________ between IDEX MANAGEMENT, INC., a Delaware corporation (referred to herein as "Idex Management"), and Pilgrim Baxter and Associates, Ltd. a Delaware corporation (referred to herein as "Pilgrim Baxter").

         WHEREAS, Idex Management entered into Management and Investment Advisory Agreements (referred to herein as the "Advisory Agreements"), dated as of March 1, 1999 and March 1, 2000, respectfully, with IDEX Mutual Funds, a Massachusetts business trust (referred to herein as "IDEX"), an open-end management investment company registered under The Investment Company Act of 1940 (the "1940 Act"), on behalf of the funds listed on schedule A (each a "Fund, collectively, the "Funds"), under which Idex Management has agreed, among other things, to act as investment adviser to the Funds.

         WHEREAS, the Advisory Agreement provides that Idex Management may engage Pilgrim Baxter to furnish investment information and advice to assist Idex Management in carrying out its responsibilities under the Advisory Agreement as investment adviser to each Fund.

         WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Pilgrim Baxter to Idex Management and the terms and conditions under which such services will be rendered.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1. SERVICES OF PILGRIM BAXTER. Pilgrim Baxter shall act as investment adviser to Idex Management with respect to each Fund. In this capacity, Pilgrim Baxter shall have the following responsibilities:

          (a) to provide a continuous investment program for each Fund including management of the acquisition, holding or disposition of any or all of the securities or other assets which each Fund may own or contemplate acquiring from time to time;

          (b) Pilgrim Baxter will place orders for the purchase and sale of securities primarily with or through such persons, brokers or dealers whom it believes will provide the most favorable price and efficient execution. Within the framework of this policy and in accordance with Section 28(e) of the Securities & Exchange Act of 1934, Pilgrim Baxter may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which Pilgrim Baxter's other clients may be a party. It is understood that it is desirable for each Fund that Pilgrim Baxter have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to each Fund that may result when allocating brokerage to other brokers solely on the basis of seeking the most favorable price. Therefore, Pilgrim Baxter is authorized to place orders for the purchase and sale of securities for each Fund with such brokers, subject to review by Idex Management and the IDEX Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers also may be useful to Pilgrim Baxter in connection with Pilgrim Baxter's services to other clients.

               On occasions when Pilgrim Baxter deems the purchase or sale of a security to be in the best interest of each Fund as well as other clients of Pilgrim Baxter, to the extent permitted by applicable laws and regulations, Pilgrim Baxter may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Pilgrim Baxter in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

          (c) to cause its officers to attend meetings of Idex Management or each Fund and furnish oral or written reports, as Idex Management may reasonably require, in order to keep Idex Management and its officers and the Trustees of IDEX and appropriate officers of IDEX fully informed as to the condition of the investment portfolio of each Fund, the investment recommendations of Pilgrim Baxter, and the investment considerations which have given rise to those recommendations;

          (d) to furnish such statistical and analytical information and reports as may reasonably be required by Idex Management from time to time; and

          (e)  to supervise the purchase and sale of securities.

          2. OBLIGATIONS OF IDEX MANAGEMENT. Idex Management shall have the following obligations under this Agreement:

          (a) to keep Pilgrim Baxter continuously and fully informed as to the composition of each Fund's investment portfolio and the nature of each Fund's assets and liabilities from time to time;

          (b) to furnish Pilgrim Baxter with a certified copy of the IDEX By-laws and with a certified copy of any financial statement or report prepared for each Fund by certified or independent public accountants, and with copies of any financial statements or reports made by each Fund to its shareholders or to any governmental body or securities exchange;

          (c) to promptly furnish Pilgrim Baxter with copies of each Fund's current prospectus and statement of additional information, together with any investment restrictions or limitations imposed upon the management of the assets of each Fund by the IDEX Board of Trustees or officers, or those imposed by Idex Management, and copies of any or all Exemptive Orders or no-action letters received by the Trust from the Securities and Exchange Commission which may apply to each Fund.

          (d) to furnish Pilgrim Baxter with any further materials or information which Pilgrim Baxter may reasonably request to enable it to perform its functions under this Agreement;

          (e) to compensate Pilgrim Baxter for its services provided, and the expenses assumed under this Agreement, by (i) the payment of a monthly fee as set forth on schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 10 below. In the event that this Agreement shall be effective for only part of a period to which any such fee received by Idex Management is attributable, then an appropriate pro-ration of the fee that would have been payable hereunder if this Agreement had remained in effect until the end of such period shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect. The fees payable to Pilgrim Baxter hereunder shall be payable upon receipt by Idex Management from each Fund of fees payable to Idex Management under Section 6 of the Advisory Agreement; and

         3. TREATMENT OF INVESTMENT ADVICE. Idex Management may direct Pilgrim Baxter to furnish its investment information, advice and recommendations directly to officers of IDEX.

         4. PURCHASES BY AFFILIATES. Neither Pilgrim Baxter nor any of its officers or Directors shall take a long or short position in the securities issued by each Fund. This prohibition, however, shall not prevent the purchase from each Fund of shares issued by each Fund on behalf of each Fund by the officers and Directors of Pilgrim Baxter (or deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted in each Fund's current prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

         5. LIABILITY OF PILGRIM BAXTER. Pilgrim Baxter may rely on information provided to it by Idex Management or IDEX reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Pilgrim Baxter nor its officers, directors, employees or agents shall be subject to any liability to each Fund or any shareholders of each Fund or to Idex Management for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         6. COMPLIANCE WITH LAWS. Pilgrim Baxter represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, Pilgrim Baxter will act in conformity with the IDEX Declaration of Trust, Bylaws, and current prospectus and with the instructions and direction of Idex Management and IDEX Trustees, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

         7. TERMINATION. This Agreement shall terminate automatically with respect to a Fund upon the termination of the Advisory Agreement with respect to such Fund. This Agreement may be terminated at any time with respect to a Fund, without penalty, by Idex Management or by IDEX by giving 60 days' written notice of such termination to Pilgrim Baxter at its principal place of business, provided that, if terminated by IDEX, such termination is approved by the Board of Trustees of IDEX or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of that Fund. This Agreement may be terminated at any time by Pilgrim Baxter with respect to a Fund by giving 60 days' written notice of such termination to IDEX and Idex Management at their respective principal places of business.

         8. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940
Act) of this Agreement.

         9. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending April 30, 2002, and shall continue in effect from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of IDEX who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of IDEX or the affirmative vote of a majority of the outstanding voting securities of each Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

         10. AMENDMENTS. This Agreement may be amended with respect to each Fund only with the approval by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940
Act) of such Fund and the approval by the vote of a majority of the Trustees of IDEX who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted by the 1940 Act.

         11. PRIOR AGREEMENTS. This agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this agreement.

         12. MISCELLANEOUS.

                  (a) Pilgrim Baxter shall not be required to pay any expenses of each Fund. In particular, but without limiting the generality of the foregoing, Pilgrim Baxter shall not be responsible for the following expenses of each Fund: organization and certain offering expenses of each Fund, legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to each Fund in connection with membership in investment company trade organization; costs of insurance relating to fidelity coverage for each Fund's officers and employees; fees and expenses of each Fund's custodian, any subcustodian, transfer agent registrar, or dividend disbursing agent; payments to Idex Management for maintaining each Fund's financial books and records and calculating the daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by each Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of each Fund for sale; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of each Fund, or of entering into other transactions or engaging in any investment practices with respect to each Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; and costs of stockholders' meetings; costs relating to meetings of the Board of Trustees of IDEX except for travel expenses for representatives of Pilgrim Baxter to the extent that such expenses relate to attendance at meetings of the Board of Trustees of IDEX with respect to matters concerning each Fund, or any committees thereof or advisers thereto.

                  (b) It is understood that the services of Pilgrim Baxter are not exclusive, and that nothing in this Agreement shall prevent Pilgrim Baxter from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of the Agreement, interfere in a material manner with Pilgrim Baxter's ability to meet its obligations to each Fund hereunder. When Pilgrim Baxter recommends the purchase or sale of the same security for each Fund, it is understood that in light of its fiduciary duty to each Fund, such transactions will be executed on a basis that is fair and equitable to each Fund. In connection with purchases or sales of portfolio securities for the account of each Fund, neither Pilgrim Baxter nor any of its directors, officers or employees shall act as principal or agent or receive any commission, provided that portfolio transactions for each Fund may be executed through firms affiliated with Pilgrim Baxter in accordance with applicable legal requirements, and procedures adopted by the Trustees of each Fund.

                           (1) During the term of this Agreement, Idex
                  Management agrees to furnish Pilgrim Baxter, at is principal office, all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, IDEX or the public that refer to Pilgrim Baxter or its clients in any way.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:                                 THE PILGRIM BAXTER & ASSOCIATES,
                                        LTD.


____________________________            By:_____________________________
Secretary                               Title:



ATTEST:                                 IDEX MANAGEMENT, INC.



____________________________            By:____________________________________
John K. Carter                             Thomas R. Moriarty
Assistant Secretary                        President and Chief Executive Officer

Sub-Advisory Agreement

                                   SCHEDULE A

------------------------------------------ --------------------------------------- --------------------------
                  FUND                              ANNUAL PERCENTAGE OF               TERMINATION DATE
                                                     AVERAGE DAILY NET
                                                          ASSETS
------------------------------------------ --------------------------------------- --------------------------
   IDEX PILGRIM BAXTER MID CAP GROWTH        0.50% of the first $100 million of         April 30, 2002
                                            the fund's average daily net assets;
                                             0.40% of assets in excess of $100
                                                Million (from first dollar)
------------------------------------------ --------------------------------------- --------------------------
     IDEX PILGRIM BAXTER TECHNOLOGY          0.55% of the first $500 million of         April 30, 2002
                                            the fund's average daily net assets;
                                             0.50% of assets in excess of $500
                                                          million
------------------------------------------ --------------------------------------- --------------------------

                               FORM OF PROXY CARD

                                IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

         The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the IDEX Pilgrim Baxter Mid Cap Growth fund (the "fund") of IDEX Mutual Funds ("IDEX"), that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, December 15, 2000 at 10:00 a.m. Eastern Standard Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated September 25, 2000, receipt of which is hereby acknowledged:

         (1) To approve a Proposed Sub-Advisory Agreement between Idex Management, Inc. and Pilgrim Baxter & Associates, Ltd. with respect to the IDEX Pilgrim Baxter Mid Cap Growth fund.

                            ____ For          ____ Against         ____ Abstain

         (2) In the discretion of IDEX, transact such other business as may properly come before the meeting or any adjournments thereof.

                      THIS PROXY IS SUBMITTED ON BEHALF OF
                   THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS

         I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated September 25, 2000. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.


                           ___________________________          __________
                           Authorized signature                    Date

                               FORM OF PROXY CARD

                                IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

         The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the IDEX Pilgrim Baxter Technology fund (the "fund") of IDEX Mutual Funds ("IDEX"), that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Friday, December 15, 2000 at 10:00 a.m. Eastern Standard Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated September 25, 2000, receipt of which is hereby acknowledged:

         (1) To approve a Proposed Sub-Advisory Agreement between Idex Management, Inc. and Pilgrim Baxter & Associates, Ltd. with respect to the IDEX Pilgrim Baxter Technology fund.

                            ____ For          ____ Against         ____ Abstain


         (2) In the discretion of IDEX, transact such other business as may properly come before the meeting or any adjournments thereof.

                      THIS PROXY IS SUBMITTED ON BEHALF OF
                   THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS

         I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated September 25, 2000. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.


                           ___________________________          __________
                           Authorized signature                    Date